SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or
15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):
May 5, 2009

INHIBITON THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-57946	88-0448626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7315 East Peakview Avenue
Englewood, Colorado 80111
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (303) 796-8940

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Pursuant to an Agreement Concerning the Exchange of Securities by and among Inhibiton Therapeutics, Inc., (the “Company”), HPI Partners, LLC (“HPI”), a Colorado Limited Liability Company, and the Security Holders of HPI Partners, LLC (the “HPI Members”) dated March 4, 2009, (the “Share Exchange Agreement”), the parties entered into a share exchange whereby all of the issued and outstanding membership interests of HPI were exchanged for 171,123,297 shares of the Company’s $0.001 par value common stock and 418,500 shares of the Company’s $0.001 par value Series A Preferred Stock, through which HPI and its wholly-owned subsidiary AlumiFuel Power, Inc. became a wholly owned subsidiaries of the Company (the “Share Exchange”).  The 418,500 shares of the Company’s Series A Preferred Stock automatically convert to 34,397,261 shares of the Company’s $0.001 par value common stock upon approval by the Company’s stockholders of an increase in the number of authorized common shares sufficient to effect the conversion.  In addition, the HPI Members received warrants to purchase up to 14,302,500 shares of the Company’s $0.001 par value common stock, in exchange for a like number of HPI warrants that are exercisable until March 4, 2012 at an exercise price of $0.12 per share.

The Share Exchange was effective as of May 5, 2009, upon closing of the transaction among the parties.  Mr. Henry Fong, President of the Company, was a manger and member of HPI and in exchange for $253,000 in HPI memberhip interests Mr. Fong, or entities in which he is an owner or affiliate, received: 253,000 shares of Series A Preferred Stock that convert to 20,794,521 shares of common stock; and 1,265,000 warrants.  Mr. Thomas B. Olson, Secretary of the Corporation, was a manager of HPI and an entity in which Mr. Olson is a minority owner received: 44,300 Series A Preferred Shares that convert to 3,641,096 shares of common stock; and 221,500 warrants.

Under the terms of the Share Exchange Agreement, HPI issued to the Company a promissory note in the amount of $200,000 bearing an interest rate of 5% per annum that is due and payable by HPI to the Company on or before March 4, 2014.  In addition, the Company must commence a private placement of up to $300,000 of its common stock to be offered to the HPI Members at a per share price equal to $0.0122, the equivalent price for each share of the Company’s common stock issued to the HPI Members in the Stock Exchange.

Further terms of the Share Exchange Agreement require the Company to increase the total number of shares of the Company issued in the Share Exchange by the same percentage increase as the increase in the total number of outstanding shares of the Company resulting from the Company’s issuance, between the May 5, 2009 and 90 days following that date, of all shares it shall issue in exchange for debt due from the Company to third party debt holders during the 90 day period.

Item 2.01	Completion of Acquisition or Disposition of Assets

The disclosures set forth in Item 1.01 are hereby incorporated by reference to this Item 2.01.

In connection with the Share Exchange Agreement, API is now a wholly-owned operating subsidiary of the Company.  API is a an early production stage alternative energy company that generates hydrogen gas and steam for multiple niche applications requiring on-site, on-demand fuel sources.  API’s hydrogen drives fuel cells for back-up, remote, and portable power, fills inflatable devices such as weather balloons, and can replace costly, hard-to-handle and high pressure K-Cylinders. Its steam/hydrogen output is also being designed to drive turbine-based underwater propulsion systems and auxiliary power systems.  API has significant differentiators in performance, adaptability, safety and cost-effectiveness in its target market applications, with no external power required and no toxic chemicals or by-products.

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API’s technology is based on the exothermic reaction of aluminum powder and water, combined with proprietary additives which act as catalysts, initiators and reactants. Novel packaging of the aluminum powder and additives into cartridges enables them to be inserted into a generator/reactor, where an infusion of water results in the rapid generation of highly pure hydrogen and superheated steam.  API has an outstanding IP portfolio, including new patent filings embodying its unique and independent technology, and significant proprietary know-how regarding the practical ability to engineer desired reactions at required scales and rates.

API’s lab and offices are located in the Philadelphia Science Center in downtown Philadelphia, where it has access to world class testing instruments and technical talent.  API has a seasoned management team and an experienced and dedicated technical team; and has close working relationships with major industry players as path-to-market partners, including major defense contractors and commercial fabricators of the company’s reactors and cartridge products on an outsourcing basis.

Item 3.02.  Unregistered Sales of Equity Securities.

As disclosed in Item 2.01, in connection with the Share Exchange, the Company issued to the HPI Members an aggregate of 171,123,297 shares of its common stock and 418,800 shares of its Series A Preferred Stock that is convertible into 34,397,261 shares of its common stock.  Additionally, pursuant to the Share Exchange, the Company issued warrants to purchase 14,302,500 shares of the Company’s common stock to the HPI Members.

The Company relied on the exemption from federal registration under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder, based on its belief that the issuance of such securities did not involve a public offering, as there were fewer than 35 “non-accredited” investors, all of whom, either alone or through a purchaser representative, had such knowledge and experience in financial and business matters so that each was capable of evaluating the risks of the investment.

Item 5.01.  Changes in Control of Registrant.

The disclosures set forth in Item 1.01 are hereby incorporated by reference to this Item 5.01.

Item 9.01.   Financial Statements and Exhibits.

(a)           Financial Statement of Businesses Acquired

The audited financial statements of HPI Partners, LLC and Subsidiary for the year ended December 31, 2008, and (ii) the unaudited financial statements for the three month period ended March 31, 2009, will be filed in an amendment to this Current Report on Form 8-K.

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(b)           Pro Forma Financial Information

The unaudited pro forma financial information for Inhibiton Therapeutics, Inc. and HPI Partners, LLC and Subsidiary will be filed in an amendment to this Current Report on Form 8-K.

(c)           Not applicable.

(d)           Exhibits.

Exhibit	Description
2.1	Agreement Concerning the Exchange of Securities by and among Inhibiton Therapeutics, Inc. , HPI Partners, LLC, and the Security Holders of HPI Partners, LLC dated March 4, 2009 (filed herewith)
3.1	Certificate of Designation of Series A Preferred Stock (filed herewith)
4.1	Form of Warrant issued by Company to HPI Members (filed herewith)
99.1	Press Release dated May 6, 2009 (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INHIBITON THERAPEUTICS, INC.
Date: May 11, 2009	By: /s/ Thomas B. Olson Thomas B. Olson, Secretary

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